UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 20, 2015

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”), but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

EFCH is filing the information contained in Item 1.01 in this Current Report on Form 8-K. EFH Corp. and EFIH are furnishing only the information contained in Item 7.01 in this Current Report on Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement with La Frontera Ventures, LLC

On November 25, 2015, Luminant Holding Company LLC, a wholly owned subsidiary of TCEH (“Luminant”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), with La Frontera Ventures, LLC (the “Seller”), a subsidiary of NextEra Energy, Inc., to purchase all of the membership interests in La Frontera Holdings, LLC (“La Frontera”), the indirect owner of two natural gas-fired generation facilities representing 2,988 MW of capacity located in ERCOT.

Pursuant to the Purchase Agreement, the aggregate purchase price to be paid by Luminant to the Seller will be approximately $1.313 billion plus approximately $239 million for cash and approximately $37 million for net working capital, subject to customary adjustments based on the amounts of cash and net working capital at closing. The existing project financing of La Frontera and its subsidiaries will be repaid at closing of the transaction. The purchase price is expected be funded by TCEH’s cash-on-hand and borrowings under the TCEH DIP Credit Agreement (as defined below). TCEH has guaranteed the obligations of Luminant under the Purchase Agreement.

The Purchase Agreement contains customary closing conditions for transactions of this type, including the review and consent of the Public Utility Commission of Texas and clearance by the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction contemplated by the Purchase Agreement has previously been approved by the Bankruptcy Court and the required creditors as set forth in the Bankruptcy Court’s order related to the acquisition.

The Purchase Agreement contains certain termination provisions, including the right of Luminant or the Seller to terminate the Purchase Agreement if the closing has not occurred within 270 days after the date of the Purchase Agreement, subject to, at Luminant’s option, a 90-day extension under certain circumstances.

If the Purchase Agreement is terminated under certain circumstances due to Luminant’s breach, Luminant will pay the Seller a break-up fee in the amount of approximately $131.3 million. In addition, if the Purchase Agreement is terminated under certain circumstances due to the failure to obtain specified regulatory approvals, Luminant will pay the Seller a break-up fee in the amount of approximately $98.5 million or $131.3 million depending on the circumstances of such termination as set forth in the Purchase Agreement.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10(a) to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amendment No. 4 to the TCEH DIP Credit Agreement

As previously disclosed, on May 5, 2014, EFCH, TCEH and the subsidiaries of TCEH that are debtors-in-possession (collectively, the “TCEH Debtors”) entered into a Senior Secured, Superpriority Debtor-in-Possession Credit Agreement with the lenders party thereto and Citibank, N.A., as administrative and collateral agent (as amended, the “TCEH DIP Credit Agreement”).

On November 20, 2015, the TCEH Debtors entered into Amendment No. 4 to the TCEH DIP Credit Agreement with lenders party thereto and Citibank, N.A., as administrative and collateral agent (the “Fourth TCEH DIP Amendment”), which effected certain amendments to the TCEH DIP Credit Agreement that, among other things, (i) add incremental investment flexibility for TCEH and (ii) eliminate certain restrictions on Investments (as defined in the TCEH DIP Credit Agreement) in subsidiaries of TCEH that are not Restricted Subsidiaries (as defined in the TCEH DIP Credit Agreement).

The TCEH DIP Credit Agreement is filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on May 7, 2014. Amendment No. 1 to the TCEH DIP Credit Agreement, dated as of May 13, 2014, and Amendment No. 2 to the TCEH DIP Credit Agreement, dated as of June 12, 2014, are filed as exhibits to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on June 25, 2014. Amendment No. 3 to the TCEH DIP Credit Agreement, dated as of November 7, 2014, is filed as an exhibit to the Annual Report on Form 10-K filed by EFH Corp. on March 31, 2015.

The above description of the Fourth TCEH DIP Amendment is qualified in its entirety by reference to the Fourth TCEH DIP Amendment, which is attached as Exhibit 10(b) to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10(a)	Purchase and Sale Agreement, dated as of November 25, 2015, by and between La Frontera Ventures, LLC and Luminant Holding Company LLC.

10(b)	Amendment No. 4 to the TCEH DIP Credit Agreement, dated November 20, 2015, among the TCEH Debtors and the other parties thereto.

99.1	Press release, dated November 27, 2015, with respect to the Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: November 27, 2015